UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2026

BigBear.ai Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7950 Jones Branch Drive, First Floor, North Tower

McLean, VA 22102

(Address of principal executive offices) (Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 31, 2026, BigBear.ai Holdings, Inc. (the “Company”) entered into an Open Market Sale AgreementTM (the “Sales Agreement”) with Jefferies LLC, as sales agent (the “sales agent”), pursuant to which the Company may, from time to time, sell up to an aggregate of 100,000,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), through the sales agent.

The offer and sales under the Sales Agreement will be made pursuant to the Company’s registration statement on Form S-3 (File No. 333-289678) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2025, the base prospectus included in the Registration Statement (the “Base Prospectus”), dated August 18, 2025, and a prospectus supplement (together with the Base Prospectus, the “Prospectus”), dated July 31, 2026.

Sales of the Shares, if any, will be made by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The compensation paid by the Company to the sales agent will be an amount equal to up to 3.0% of the gross proceeds from any Shares sold under the Sales Agreement. The Company has also agreed to provide indemnification and contribution to the sales agent with respect to certain liabilities, including liabilities under the Securities Act or the Securities Exchange Act of 1934, as amended.

The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the terms of the Sales Agreement is qualified in its entirety by reference to such exhibit.

In connection with the Prospectus, the legal opinion of Latham & Watkins LLP relating to the Shares to be sold pursuant to the Sales Agreement, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Open Market Sale AgreementTM, dated July 31, 2026, by and among the Company and Jefferies LLC.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2026

By:	/s/ Sean Ricker
Name:	Sean Ricker
Title:	Chief Financial Officer